LONG-TERM DEBT AND CURRENT PORTION OF LONG TERM DEBT	6 Months Ended
Jun. 30, 2022
LONG-TERM DEBT AND CURRENT PORTION OF LONG TERM DEBT [Abstract]
LONG-TERM DEBT AND CURRENT PORTION OF LONG TERM DEBT
4. LONG-TERM DEBT AND CURRENT PORTION OF LONG TERM DEBT

The Company has two lenders financing its active fleet of Suezmax tankers; (1) the 2019 Senior Secured Credit Facility, including the $30 million Accordion Loan, secured by the sixteen vessels built from year 2002 to year 2016, and (2) the Financing of 2018-built vessels that is related to the three Suezmax vessels built in 2018 and the Financing of the 2022 Newbuildings that is related to the two Suezmax vessels delivered in 2022.

2019 Senior Secured Credit Facility
On February 12, 2019 the Company entered into a new five-year senior secured credit facility for $306.1 million (the “2019 Senior Secured Credit Facility”). On December 16, 2020, the Company entered into a new loan agreement for the borrowing of $30.0 million (the “$30 million Accordion Loan”). Further details regarding the facility are disclosed in our 2021 Annual report.

As of December 31, 2021, the Company had $223.1 million drawn under its 2019 Senior Secured Credit Facility, where $29.5 million, net of deferred financing cost of $2.3 million, was presented as Current Portion of Long-Term Debt.

The Company has repaid $51.0 million of the facility in the six months ended June 30, 2022. As of June 30, 2022, the total outstanding balance was $172.1 million. The Company has presented $41.6 million, net of deferred financing cost of $2.2 million, under Current Portion of Long-Term Debt that includes $15.8 million in debt associated with a vessel presented as Vessels Held for Sale. Earnings generated in the second quarter of 2022 did not result in any additional payment related to the excess cash flow mechanism.
Subsequent to June 30, 2022, the Company has repaid in total $18.0 million and the outstanding balance as of the date of this report is $154.1 million.
Financing of 2018-built Vessels
The three vessels were delivered in July, August and October 2018, respectively. Under the terms of the financing agreement, the lender has provided financing of 77.5% of the purchase price for each of the three 2018-built vessels. Upon delivery of each of the vessels, the Company entered into ten-year bareboat charter agreements. The Company has obligations to purchase each vessel for $13.6 million upon the completion of the ten-year bareboat charter agreements, and also has the option to purchase the vessels after sixty and eighty-four months. Further details regarding the financing are disclosed in our 2021 Annual report.
The outstanding amounts under this financing arrangement were $100.2 million and $104.3 million as of June 30, 2022 and December 31, 2021, respectively, where $8.3 million and $8.1 million, net of deferred financing costs, have been presented as Current Portion of Long-Term Debt, respectively.

Financing of the 2022 Newbuildings

In 2020, the Company announced that it had entered into financing agreements for the two Suezmax newbuildings to be delivered during 2022. The two vessels, Nordic Harrier and Nordic Hunter, were delivered from Samsung shipyard in May and June 2022 at schedule and agreed cost. Under the terms of the financing agreement, the lender has provided financing of 80.0% of the purchase price for each of the two newbuildings. Upon delivery of each of the vessels, the Company entered into ten-year bareboat charter agreements. The Company has obligations to purchase the vessels for $16.5 million for each vessel upon the completion of the ten-year bareboat charter agreements, and also has the option to purchase the vessels after sixty and eighty-four months. The financing agreements for the two vessels had a total effective interest rate as of June 30, 2022, ranging from 5.79% to 6.53% including a floating 3-month LIBOR element that is subject to quarterly adjustments. The financing agreements contain certain financial covenants requiring the Company on a consolidated basis to maintain a minimum liquidity of $20.0 million and a minimum vessel value to outstanding lease clause.

As of June 30, 2022, the Company has fully utilized the financing available under these agreements and the outstanding balance as of June 30, 2022, was $87.6 million.

As of June 30, 2022, the Company has the following scheduled principal repayments required to be made under the Company’s debt facilities as follows:
Debt repayments in $'000s	Total	2022*	2023	2024	2025	2026	Thereafter
2019 Senior Secured Credit Facility	172,137	6,209	12,418	153,510	-	-	-
Financing of 2018-built Vessels	100,195	4,245	8,711	9,138	9,534	9,974	58,593
Financing of 2022 Newbuildings	87,623	2,772	5,500	5,515	5,500	5,500	62,836
Total	359,955	13,226	26,629	168,163	15,034	15,474	121,429

*Q3 and Q4 2022 repayments

The table above does not take into account future excess cash flow repayments related to the 2019 Senior Secured Credit Facility. This mechanism could further accelerate repayment of the facility in future quarters, subject to the tanker market generating future earnings that triggers excess cash repayments. Further, the table does not include an extraordinary repayment of $15.8 million on the 2019 Senior Secured Credit Facility made in July 2022 related to the sale of one 2002-built vessel.

The Company monitors compliance with the financial covenants on a regular basis and as at June 30, 2022, the Company was in compliance with the financial covenants in the debt facilities.

On a regular basis, the Company performs cash flow projections to evaluate whether it will be in a position to cover the liquidity needs for the next 12-month period and the compliance with financial and security ratios under its existing and future financing agreements. The 2019 Senior Secured Credit Facility has a financial minimum liquidity covenant of $30.0 million. In developing estimates of future cash flows, the Company makes assumptions about the vessels’ future performance, market rates, operating expenses, capital expenditure, fleet utilization, general and administrative expenses, loan repayments and interest charges. The assumptions applied are based on historical experience and future expectations. The Company prepares cash flow projections for different scenarios and a key input factor to the cash flow projections is the estimated freight rates. The Company applies an average of several broker estimates in combination with own estimates for the coming 12-months period. Freight rates in the first half of 2022 have improved significantly compared to the average freight rates achieved in 2021 and have improved further in the period subsequent to June 30, 2022. Based on the current tanker market and outlook, the Company expects freight rates to stay at higher levels for at least the next 12 months, and the Company believes that the current cash, cash equivalents and restricted cash and cash expected to be generated from operations, together with remaining amount available under the $60 million 2022 ATM program, are sufficient to meet the working capital needs and other liquidity requirements for the next 12 months from the date of this report. The Company has measures available, as disclosed in the 2021 annual report filed on May 11, 2022, if there are unexpected events occurring in the coming twelve months’ period.